UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

         Date of Report (Date of earliest event reported): June 3, 1998



                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)



    Indiana                            1-9250                35-1468632
  ----------------                    -----------            -------------------
   (State or other                   (Commission             (I.R.S. Employer
   jurisdiction of                    File Number)           Identification No.)
    organization)

    11825 North Pennsylvania Street
         Carmel, Indiana                                       46032
  --------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)

                                 (317) 817-6100
                              --------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

ITEM 5.   OTHER EVENTS.

          On April 6, 1998, Green Tree Financial Corporation, a Delaware corporation ("Green Tree"), agreed to merge (the "Merger") with a subsidiary of Conseco, Inc., an Indiana corporation ("Conseco"). The terms of the Merger are set forth in an Agreement and Plan of Merger (the "Merger Agreement") dated as of April 6, 1998, as amended, among Conseco, Marble Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Conseco, and Green Tree. In the Merger, each share of Green Tree's common stock, par value $.01 per share ("Green Tree Common Stock"), will be converted into 0.9165 of a share of Conseco's common stock, no par value ("Conseco Common Stock"). As a result of the Merger, Green Tree will become a wholly owned subsidiary of Conseco. The Boards of Directors of Conseco and Green Tree approved the Merger at their respective meetings held on April 6, 1998.

          The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interest.

          Green Tree is a diversified financial services company that provides financing for manufactured homes, home equity, home improvements, consumer products and equipment and provides consumer and commercial revolving credit. Green Tree's insurance agencies market physical damage and term mortgage life insurance and other credit protection relating to the customers' contracts Green Tree services. Green Tree is the largest servicer of manufactured housing contracts in the United States. Through its principal offices in Saint Paul, Minnesota and service centers throughout the United States, Green Tree serves all 50 states.

          Green Tree pools and securitizes substantially all of the contracts it originates, retaining the servicing on the contracts. Such pools are structured into asset-backed securities which are sold in the public securities markets. In servicing the contracts, Green Tree collects payments from the borrower and remits principal and interest payments to the holder of the contract or investor certificate backed by the contracts.

          Green Tree was originally incorporated under the laws of the State of Minnesota in 1975. In 1995, Green Tree reincorporated under the laws of the State of Delaware. Green Tree's principal executive offices are located at 1100 Landmark Towers, 345 Saint Peter Street, Saint Paul, Minnesota 55102-1639, and its telephone number is (612) 293-3400.

          Pro forma combined financial statements of Conseco as if the Merger had already occurred as of March 31, 1998, for the three months ended March 31, 1998 and 1997, and for each of the three years ended December 31, 1997, are attached as Exhibit 99.1.

          The audited consolidated financial statements of Green Tree as of December 31, 1997 and 1996 and for each of the three years ended December 31, 1997, are attached as Exhibit 99.2.

          The unaudited consolidated financial statements of Green Tree as of March 31, 1998 and for each of the three month periods ended March 31, 1998 and 1997, are attached as Exhibit 99.3.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

      (a) -- (b) Not applicable.

      (c)      Exhibits.

      23       Consent of KPMG Peat Marwick LLP

      99.1 Pro Forma Combined Financial Statements of Conseco, Inc. and Subsidiaries

      99.2 Audited Consolidated Financial Statements of Green Tree Financial Corporation as of December 31, 1997 and 1996, and for each of the three years ended December 31, 1997

      99.3     Unaudited  Consolidated  Financial  Statements   of  Green   Tree
               Financial Corporation as of March 31, 1998, and for each of the three month periods ended March 31, 1998 and 1997

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CONSECO, INC.


DATE:  June 3, 1998                   By:  /s/ ROLLIN M. DICK
                                           ----------------------------------
                                           Name:  Rollin M. Dick
                                           Title: Executive Vice President
                                                  and Chief Financial Officer